UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2016

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

Indenture for 12.00% Second Lien Notes due 2021

In connection with Cloud Peak Energy Inc.’s (“CPE Inc.”) previously announced offers to exchange (collectively, the “Exchange Offers” and each an “Exchange Offer”), by its direct and indirect wholly-owned subsidiaries, Cloud Peak Energy Resources LLC (“CPE Resources”) and Cloud Peak Energy Finance Corp. (the “Co-Issuer”, together with CPE Resources, the “Issuers”), of up to $400,000,000 aggregate principal amount of their outstanding 8.50% Senior Notes due 2019 (the “2019 Notes”) and 6.375% Senior Notes due 2024 (the “2024 Notes, together with the 2019 Notes, the “Old Notes”), for new secured 12.00% Second Lien Notes due 2021 (the “New Secured Notes”) and, in some cases, cash consideration, on October 17, 2016, the Issuers accepted for exchange all such Old Notes validly tendered and issued $290,366,000 aggregate principal amount of New Secured Notes, upon the terms and conditions described in the Issuers’ Offer to Exchange dated September 12, 2016 (as amended, the “Offer to Exchange”).

The New Secured Notes are guaranteed, on a second lien, secured basis, by CPE Inc. and all of its existing and future domestic restricted subsidiaries other than the Issuers (“collectively, the Guarantors”) that guarantee CPE Resources’ debt under its revolving Credit Agreement, dated as of February 21, 2014, among CPE Resources, PNC Bank, National Association (“PNC Bank”), as administrative agent, and a syndicate of lenders (as amended, the “Credit Agreement”).

The terms of the New Secured Notes are governed by the indenture dated as of October 17, 2016 (the “Indenture”), among the Issuers, the Guarantors, and Wilmington Trust, National Association, as trustee (the “Trustee”) and collateral agent.

The New Secured Notes will mature on November 1, 2021, and interest is payable on the New Secured Notes on each May 1 and November 1, commencing on May 1, 2017.  The Issuers may redeem some or all of the New Secured Notes at any time on or after November 1, 2018 at the redemption prices specified in the Indenture, and they may redeem some or all of the New Secured Notes prior to November 1, 2018 at a “make-whole” redemption price as specified in the Indenture.  Prior to November 1, 2018, the Issuers may on one or more occasions redeem up to 35% of the aggregate principal amount of the New Secured Notes at a redemption price equal to 112% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, but in an amount not greater than the net cash proceeds of certain equity offerings.  Upon the occurrence of certain change of control events as described in the Indenture, the Issuers must offer to repurchase the New Secured Notes.

The New Secured Notes and the guarantees issued by the Guarantors (each, a “Guarantee”) are the Issuers’ and the Guarantors’ senior secured obligations, rank equally in right of payment with the Issuers’ and the Guarantors’ respective existing and future senior debt, and rank senior in right of payment to all of the Issuers’ and the Guarantors’ respective future subordinated debt.  The New Secured Notes and Guarantees are effectively senior to all existing and future unsecured senior debt of the Issuers, including the Old Notes that remain outstanding after the completion of the Exchange Offers, to the extent of the value of the collateral, after giving effect to any senior lien on the collateral.  The New Secured Notes and Guarantees are effectively junior, to the extent of the value of the collateral, to CPE Resources’ obligations under its secured Credit Agreement and any other first lien obligations, which will be secured on a first-priority basis by liens on the collateral.  The New Secured Notes and Guarantees are effectively junior to any secured debt of CPE Resources, the Co-Issuer or any subsidiaries of CPE Inc. that is secured by liens on assets other than the collateral, to the extent of the value of such assets.  The New Secured Notes and the Guarantees are structurally subordinated to all of the existing and future debt or other liabilities, including trade payables, of any of CPE Resources’ subsidiaries that do not guarantee the New Secured Notes.

The Indenture limits CPE Inc.’s ability and the ability of its Restricted Subsidiaries (as defined in the Indenture) to, among other things: (i) incur additional indebtedness and issue preferred equity; (ii) pay dividends or distributions; (iii) repurchase equity or prepay the Old Notes or subordinated indebtedness; (iv) make certain investments or certain other restricted payments; (v) create liens to secure debt; (vi) sell assets; (vii) enter into agreements that restrict dividends, distributions or other payments from restricted subsidiaries; (viii) enter into transactions with affiliates; and (ix) consolidate, merge or transfer all or substantially all of their assets.  These covenants are subject to a number of important exceptions and qualifications.

The Indenture contains customary events of default, including:

•                  default in any payment of interest on any New Secured Note when due, continued for 30 days;

•                  default in the payment of principal on any New Secured Note when due;

•                  failure by CPE Resources to make an offer to purchase and thereafter accept and pay for New Secured Notes tendered upon the occurrence of certain change of control events;

•                  failure by the Issuers or CPE Inc. to comply with its other obligations under the Indenture, subject to notice and grace periods;

•                  payment defaults and accelerations with respect to other indebtedness of CPE Inc. or its Significant Restricted Subsidiaries (as defined in the Indenture) in the aggregate principal amount of $50.0 million or more;

•                  certain bankruptcy defaults with respect to CPE Inc. or a Significant Restricted Subsidiary;

•                  failure by CPE Inc. or any Restricted Subsidiaries to pay, within 60 days, certain final judgments in excess of $50.0 million or more in the aggregate;

•                  any Guarantee ceases to be in full force and effect, other than in accordance the terms of the indenture, or a Guarantor denies or disaffirms its obligations under its Guarantee; and

•                  any agreement, except as permitted therein, relating to the second priority liens ceases for any reason to be enforceable.

If an event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding New Secured Notes may declare the principal of and accrued and unpaid interest, if any, on the New Secured Notes to be due and payable, or, in the case of certain events of default relating to bankruptcy, those amounts will automatically become immediately due and payable.

Other material terms of the New Secured Notes and the Indenture are described in the Issuers’ Offer to Exchange.

The foregoing descriptions of the Indenture and the New Secured Notes are summaries and are qualified in their entirety by reference to the Indenture (including the form of New Secured Notes included as Exhibit A to the Indenture).  A copy of the Indenture is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Security Agreement

On October 17, 2016, the Issuers, the Guarantors and Wilmington Trust, National Association, as collateral agent under the Indenture (the “Collateral Agent”) entered into a security agreement (the “Security Agreement) pursuant to which each Issuer and each Guarantor pledged substantially all of its assets in favor of the Collateral Agent to secure obligations under the New Secured Notes and the Guarantees.

The foregoing description of the Security Agreement is a summary and is qualified in its entirety by reference to such agreement (including the Trademark Security Agreement included as Exhibit D to the Security Agreement).  A copy of the Security Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Intercreditor Agreement

On October 17, 2016, the Issuers, PNC Bank, as senior representative for the first lien Credit Agreement secured parties, and the Collateral Agent, as the second priority representative for the second lien Indenture secured parties, entered into an intercreditor agreement (the “Intercreditor Agreement”) to govern the relationship of noteholders and the lenders under the Credit Agreement with respect to the collateral and certain other matters.

The foregoing description of the Intercreditor Agreement is a summary and is qualified in its entirety by reference to such agreement.  A copy of the Intercreditor Agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained under Item 1.01 above is incorporated by reference in its entirety into this Item 2.03.

Item 8.01                                           Other Events

The Issuers commenced the Exchange Offers on September 12, 2016, and the Exchange Offers expired at 11:59 p.m., New York City time, on October 12, 2016, (the “Expiration Date”).  The consideration for each $1,000 principal amount of Old Notes validly tendered (and not validly withdrawn) prior to October 4, 2016 (the “Early Tender Date”) and accepted for exchange pursuant to the Exchange Offers was the principal amount of the New Secured Notes set forth in the Offer to Exchange, plus a cash payment of $53 in the case of the 2019 Notes and $40 in the case of the 2024 Notes.  The consideration for each $1,000 principal amount of Old Notes validly tendered (and not validly withdrawn) after the Early Tender Date, but before the Expiration Date, and accepted for exchange pursuant to the Exchange Offers was the principal amount of the New Secured Notes set forth in the Offer to Exchange, but without any cash payment.  No tenders were validly submitted after the Expiration Date.  Holders whose Old Notes were tendered in the Exchange Offers also received accrued and unpaid interest from the most recent interest payment date for the Old Notes up to, but not including, the settlement date.

Holders of $237,906,000 aggregate principal amount of the 2019 Notes and $143,592,000 aggregate principal amount of the 2024 Notes tendered such notes pursuant to the Exchange Offers.  Upon completion of the Exchange Offers, $62,094,000 of the 2019 Notes and $56,408,000 of the 2024 Notes remain outstanding. On October 17, 2016, the Issuers issued $199,703,000 aggregate principal amount of New Secured Notes for such 2019 Notes validly tendered (and not validly withdrawn) and $90,663,000 aggregate principal amount of New Secured Notes for such 2024 Notes validly tendered (and not validly withdrawn).  Pursuant to the terms and conditions of the Offer to Exchange, the Issuers paid cash to holders of the 2019 Notes and 2024 Notes of $19,460,708 (including accrued and unpaid interest) and $6,541,048 (including accrued and unpaid interest), respectively, for an aggregate cash payment of $26,001,756 (including accrued and unpaid interest).

The primary purposes of the Exchange Offers were to extend the maturity of the exchanged 2019 Notes to 2021, to deleverage by capturing some of the current trading discounts on the Old Notes and to further ongoing efforts to provide sufficient liquidity to manage through depressed industry conditions and better position the capital structure to help facilitate a future extension of the Credit Agreement or new bank facility or other line of credit before the Credit Agreement terminates in February 2019.

The Issuers relied on Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), to exempt the Exchange Offers from the registration requirements of the Securities Act.  The Issuers did not file a registration statement with the SEC under the Securities Act or any other federal or state securities laws with respect to the New Secured Notes, nor has the SEC or any state or foreign securities commission passed upon the fairness or merits of the Exchange Offers or upon the accuracy or adequacy of the information contained in, or incorporated by reference into, the Offer to Exchange or any related documents.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning.  Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors.  Forward-looking statements may include statements regarding this transaction and our plans, strategies, prospects and expectations concerning our business, industry, economic conditions, operating results, financial condition, liquidity and other matters that do not relate strictly to historical facts.  These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements.  For a description of some of the risks and uncertainties that may adversely affect future results, refer to the risk factors described from time to time in the reports and registration statements we file with the SEC, including those in Item 1A “Risk Factors” of our most recent Annual Report on Form 10-K and any updates thereto in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material.  We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this Form 8-K, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are being filed or furnished herewith.

Exhibit No.	Description
4.1

Indenture, dated as of October 17, 2016, among Cloud Peak Energy Resources LLC, Cloud Peak Energy Finance Corp., the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

10.1

Security Agreement, dated October 17, 2016, among Cloud Peak Energy Resources LLC, Cloud Peak Energy Finance Corp., the guarantors party thereto and Wilmington Trust, National Association, as collateral agent.

10.2

First Lien/Second Lien Intercreditor Agreement, dated October 17, 2016, among Cloud Peak Energy Resources LLC, Cloud Peak Energy Finance Corp., PNC Bank, National Association, as Senior Representative for the First Lien Credit Agreement Secured Parties and Wilmington Trust, National Association, as the Second Priority Representative for the Second Lien Indenture Secured Parties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2016

CLOUD PEAK ENERGY INC.

By:	/s/ Bryan J. Pechersky
Name:	Bryan J. Pechersky
Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated as of October 17, 2016, among Cloud Peak Energy Resources LLC, Cloud Peak Energy Finance Corp., the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

10.1

Security Agreement, dated October 17, 2016, among Cloud Peak Energy Resources LLC, Cloud Peak Energy Finance Corp., the guarantors party thereto and Wilmington Trust, National Association, as collateral agent.

10.2

First Lien/Second Lien Intercreditor Agreement, dated October 17, 2016, among Cloud Peak Energy Resources LLC, Cloud Peak Energy Finance Corp., PNC Bank, National Association, as Senior Representative for the First Lien Credit Agreement Secured Parties and Wilmington Trust, National Association, as the Second Priority Representative for the Second Lien Indenture Secured Parties.